EXHIBIT 23.1.2

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LOPEZ, BLEVINS, BORK & ASSOCIATES, LLP *** CERTIFIED PUBLIC ACCOUNTANTS

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INDEPENDENT AUDITOR'S CONSENT

We hereby consent to the incorporation of our report dated October 1, 2004 in this Registration Statement on Form SB-2 of Tortuga Mexican Imports, Inc.

We also consent to the references to us under the heading "Experts" in such Document.

January 31, 2005

/s/ Lopez, Blevins, Bork & Associates, LLP
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Lopez, Blevins, Bork & Associates, LLP

Houston, Texas

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THREE RIVERWAY, SUITE 1400 * HOUSTON, TEXAS 77056 * TEL: 713-877-9944 * FAX: 713-627-7645

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